                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi International Ltd., a Bermuda corporation (the "Company"), hereby constitutes and appoints Colin O'Connor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2000, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.

                                                          /s/ ROBERT ROSENKRANZ
                                                          ---------------------
                                                           Robert Rosenkranz
                                                           Chairman of the Board
                                                           Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi International Ltd., a Bermuda corporation (the "Company"), hereby constitutes and appoints Colin O'Connor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2000, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.



                                                           /s/ NICOLAS TROLLOPE
                                                           --------------------
                                                           Nicolas Trollope
                                                           Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi International Ltd., a Bermuda corporation (the "Company"), hereby constitutes and appoints Colin O'Connor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2000, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.



                                                           /s/   EDWARD A. FOX
                                                          ---------------------
                                                                 Edward A. Fox
                                                                 Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi International Ltd., a Bermuda corporation (the "Company"), hereby constitutes and appoints Colin O'Connor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2000, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.



                                                           /s/   HAROLD ILG
                                                          ---------------------
                                                                 Harold Ilg
                                                                 Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi International Ltd., a Bermuda corporation (the "Company"), hereby constitutes and appoints Colin O'Connor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2000, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.



                                                    /s/ CHARLES P. O'BRIEN
                                                   -------------------------
                                                          Charles P. O'Brien
                                                                 Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi International Ltd., a Bermuda corporation (the "Company"), hereby constitutes and appoints Colin O'Connor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2000, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.



                                             /s/    LEWIS S. RANIERI
                                             ----------------------------------
                                                    Lewis S. Ranieri
                                                    Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi International Ltd., a Bermuda corporation (the "Company"), hereby constitutes and appoints Colin O'Connor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2000, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.



                                                /s/   THOMAS L. RHODES
                                               ---------------------------------
Thomas L. Rhodes
                                                      Thomas L. Rhodes
                                                      Director

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a director of Delphi International Ltd., a Bermuda corporation (the "Company"), hereby constitutes and appoints Colin O'Connor his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his place and stead in any and all capacities, to execute one or more Annual Reports for the Company's fiscal year ended December 31, 2000, on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any amendments thereto, and all additional amendments thereto in such form as he may approve, and to file the same with all exhibits thereto and other documents in connection with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Annual Report or Annual Reports shall comply with the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Securities and Exchange Commission adopted or issued pursuant thereto, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of April, 2001.



                                                /s/ ROBERT M. SMITH, JR.
                                               -------------------------
                                                      Robert M. Smith, Jr.
                                                      Director